UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: September 23, 2014

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As set forth in the Timberline Resources Corporation’s  (the “Company”) Current Report on Form 8-K filed with the SEC on August 21, 2014, the Company’s Board of Directors (the “Board”) appointed Mr. William M. Sherrif and Mr. John E. Watson to the Board pursuant to the Company’s closing of its arrangement with Wolfpack Gold Corp along with the concurrent resignation of Mr. Randal Hardy and Mr. Vance Thornsberry as previously disclosed in the Company’s definitive proxy statement on Schedule 14A as filed with the SEC on July 8, 2014.

In connection with the appointment of Messrs. Sherrif and Watson to the Board, on September 23, 2014, the Board appointed Mr. Sherrif as the Chairman of the Board.  In addition, all of the directors except Paul Dircksen were determined to be independent pursuant to Section 803A of the NYSE MKT Company Guide and Rule 10A-3 under the Exchange Act (as defined below).  The Board reorganized the committees of the Board as follows:

1.

Audit Committee:  Leigh Freeman, Chairman (determined to be a financial expert) and William M. Sheriff (determined to be financially sophisticated);

2.

Compensation Committee:  Leigh Freeman and John Watson; and

3.

Nominating and Corporate Governance Committee:  Robert Martinez and William M. Sheriff.

Item 7.01 Regulation FD Disclosure.

On September 25, 2014, the Company issued a press release entitled “Timberline Reports Permitting Progress at Butte Highlands Gold Project in Montana”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated September 25, 2014.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: September 26, 2014	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated September 25, 2014.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.